FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016

LOVE INTERNATIONAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-199543	80-0929366
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

26 Floor, One Harbour Square, 181 Hoi Bun Road,
Kwun Tong, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's Telephone Number, including area code:  +852 2697 7733

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 4, 2016, the Financial Industry Regulatory Authority approved: 1) the change of the name of the Company to Love International Group, Inc.; 2) a forward ten (10) for one (1) split of our common stock, and 3) a new trading symbol of LOVV.   On February 5, 2016, the changes became effective, and a “D” placed on the current ticker symbol (“QNTCD”) for 20 business days.  After 20 business days, the symbol will then change to LOVV. The issued and outstanding shares of common stock of the Company are now 289,333,360.  The new CUSIP number is 54714U107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOVE INTERNATIONAL GROUP, INC.

Date: February 5, 2016	By:	/s/ Yang Yong Qiang
Name: Yang Yong Qiang
Title: President